SunAmerica Style Select Series, Inc.
Supplement to the Statement of Additional Information dated
January 30, 2002

Under the heading "INVESTMENT IN SMALL, UNSEASONED
COMPANIES" on page 5 of the Statement of Additional
Information the entire section is replaced with the following:

As described in the Prospectuses, each Portfolio may invest in the securities of small companies having market capitalizations under $1.4 billion. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.
Companies with market capitalization of $1.4 billion to $8.7 billion ("Mid-Cap Companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile
Large-Cap companies.
Dated: March 1, 2002
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